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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report(Date of earliest event reported): January 6, 1998
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                         Opinion Research Corporation
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              (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-22554          22-3118960
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         (State or Other Jurisdiction   (Commission     (IRS Employer
         of Incorporation)              File Number)   Identification No.)

       23 Orchard Road, Skillman, NJ                              08558
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       (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code:(908) 281-5100
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Item 2.  Acquisition of Assets.
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         On January 6, 1998, ORC ProTel, Inc., a wholly-owned subsidiary of
Opinion Research Corporation, acquired the assets of ProTel Marketing, Inc., an Illinois corporation ("ProTel Marketing"). In consideration of such assets, ORC ProTel, Inc. agreed to assume certain liabilities of ProTel Marketing and to pay the sum of $10,000,000 plus certain future payments contingent upon performance of the acquired business. In addition, Opinion Research Corporation agreed to issue to the principals of ProTel Marketing options to purchase an aggregate of 400,000 shares of common stock of Opinion Research Corporation at an exercise price of $3.75 per share, redeemable on the second anniversary of the closing for an aggregate amount of $2,000,000.

          The transactions was financed through an expansion of Opinion Research Corporation's existing facility with Corestates Bank. ORC ProTel, Inc. intends to continue the business of ProTel Marketing substantially as presently conducted. The principals of ProTel Marketing have entered into long-term Employment Agreements and Agreements Not To Compete with ORC ProTel, Inc. and Opinion Research Corporation.
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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         In accordance with Rule 3-05(b)(i) and Article 11 under Regulation S-X, as referenced by Items 7(a) and 7(b) of Form 8-K, the Registrant is required to furnish (i) the below-listed financial statements of ProTel Marketing and (ii) certain pro forma information with regard to the Registrant in filing this Form 8-K. Such financial statements and pro forma information will be filed as part of an amendment to this Form 8-K as soon as practicable following the date of filing hereof, but, in accordance with Item 7(a)(4) of Form 8-K, not later than 60 days after the date that the initial report on Form 8-K must be filed.

         (i) The Balance Sheet of the Business at December 31, 1997 and December 31, 1996; and

         (ii) The Statement of Income and Statement of Cash Flow of ProTel Marketing for the years ended December 31, 1997, December 31, 1996 and December 31, 1995.

         The Registrant has furnished the exhibits enumerated on the included
Exhibit Index. In accordance with Item 601(b)(2) of Regulation S-K, the schedules to the documents filed herewith as exhibits are not filed. Such agreements contain, where applicable, lists of such schedules, a copy of any of which the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.
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                                  Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OPINION RESEARCH CORPORATION



Dated:  January 20, 1998               By: /s/ John F. Short
                                           ---------------------------
                                           John F. Short
                                           Vice Chairman and
                                            Chief Financial Officer
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                                 Exhibit Index
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The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.            Item
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2.1            Asset Purchase Agreement, dated as of December 11, 1997, by and among the Registrant, ORC ProTel, Inc., ProTel Marketing, Inc.,
               Ruth Wolf, Janice Katz, Allen Wolf and David Katz